UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2007

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-145588	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12550 Fuqua St.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Principal Officers
Item 9.01	Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Principal Officers

Item 5.02(c)	Appointment of New Principal Operating Officers

On December 21, 2007, Orion Marine Group, Inc. (the “Company”) appointed Messrs. Elliott Kennedy and Jim Rose as Executive Vice Presidents of the Company as part of a new corporate management structure aimed at better aligning the overall Company for future growth.

As part of this new management structure, Elliott Kennedy has been named Executive Vice President -- Gulf Coast of the Company to oversee operations throughout the Gulf Coast area and Jim Rose has been named Executive Vice President -- Atlantic Seaboard & Caribbean of the Company to oversee all operations along the Florida and Atlantic coasts as well as the Caribbean region.

With 27 years of experience, Elliott Kennedy, age 53, has served in various management positions within the Company since 1994.  From 1992 to 1994, Mr. Kennedy served as Project Manager for Triton Marine. Prior to joining Triton, Mr. Kennedy served as Estimator/Project Manager for the Insite Division of Nustone Surfacing, Inc. From 1983 to 1989, he was Owner/Project Manager/Estimator of E.J. Kennedy Design Construction. From 1980 to 1983, Mr. Kennedy was Project Manager/Superintendent for Infinity Construction.

Jim Rose, age 42, has 21 years of experience and has served in various management positions within the Company since 2005. From 2002 to 2005, Mr. Rose served as Project Engineer and Project Manager for Granite Construction Company. Prior to 2002, Mr. Rose held various positions with multiple companies in the construction industry.

Messrs. Kennedy and Rose are compensated under employment agreements on file with the Securities and Exchange Commission ("SEC") as exhibits to the Company's Registration Statement on Form S-1, as amended (File #333-145588), which became effective on December 19, 2007 (the "Registration Statement").  In addition, the Compensation Discussion and Analysis section of the Registration Statement includes a brief description of the material terms of the employment agreements between the Company and such officers and is hereby incorporated.  The Registration Statement may be viewed at the SEC's website, www.sec.gov, and at the Company's website, www.orionmarinegroup.com.

The Company issued a press release on December 21, 2007 announcing these appointments.  A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

Exhibits

Exhibit No.                      Description
99.1	Press Release issued December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION MARINE GROUP, INC.

                                        /s/ J. Cabell Acree, III
By:           J. Cabell Acree, III
Title:        Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                      Description
99.1	Press Release issued December 21, 2007